Exhibit 99.1
Meritage Homes Initiates Quarterly Cash Dividend

SCOTTSDALE, Ariz., Feb. 16, 2023—Meritage Homes Corporation (NYSE: MTH), the fifth-largest homebuilder in the U.S., today announced that its Board of Directors has approved the initiation of a recurring quarterly cash dividend on its common stock of $0.27 per share. The first dividend will be paid on March 31, 2023 to shareholders of record as of the close of trading on March 15, 2023.

“I am pleased to announce the Board’s decision to adopt a quarterly cash dividend, which reflects confidence in our business strategy and operating performance as well as our commitment to maximize long-term value for shareholders,” said Phillippe Lord, chief executive officer of Meritage Homes. “We believe we are well-positioned to return capital to shareholders and attract a broader investor base without limiting our growth opportunities, given our sustainable free cash flow generation and strong balance sheet."

Forward-Looking Statements
The information included in this press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include our intention to pay future quarterly dividends. Such statements are based on the current beliefs and expectations of Company management and current market conditions, which are subject to significant uncertainties and fluctuations. Actual results may differ from those set forth in the forward-looking statements. The Company makes no commitment, and disclaims any duty, except as required by law, to update or revise any forward-looking statements to reflect future events or changes in these expectations. Meritage’s business is subject to a number of risks and uncertainties. As a result of those risks and uncertainties, the Company’s stock and note prices may fluctuate dramatically. These risks and uncertainties include, but are not limited to, the following: increases in mortgage interest rates and the availability and pricing of residential mortgages; inflation in the cost of materials used to develop communities and construct homes;
cancellation rates; supply chain and labor shortages; the ability of our potential buyers to sell their existing homes; our ability to acquire and develop lots may be negatively impacted if we are unable to obtain performance and surety bonds; the adverse effect of slow absorption rates;
legislation related to tariffs; impairments of our real estate inventory; competition; home warranty and construction defect claims; failures in health and safety performance; fluctuations in quarterly operating results; our level of indebtedness; our ability to obtain financing if our credit ratings are downgraded; our potential exposure to and impacts from natural disasters or severe weather conditions; the availability and cost of finished lots and undeveloped land; the success of our strategy to offer and market entry-level and first move-up homes; a change to the feasibility of projects under option or contract that could result in the write-down or write-off of earnest money or option deposits; our limited geographic diversification; the replication of our energy-efficient technologies by our competitors; shortages in the availability and cost of subcontract labor; our exposure to information technology failures and security breaches and the impact thereof; the loss of key personnel; changes in tax laws that adversely impact us or our homebuyers; our inability to prevail on contested tax positions; failure of our employees and representatives to comply with laws and regulations; our compliance with government regulations related to our financial services operations; negative publicity that affects our reputation; potential disruptions to our business by an epidemic or pandemic (such as COVID-
19), and measures that federal, state and local governments and/or health authorities implement to address it; and other factors identified in documents filed by the Company with the
Securities and Exchange Commission, including those set forth in our Form 10-K for the year ended December 31, 2022 under the caption “Risk Factors,” which can be found on our website at https://investors.meritagehomes.com.

About Meritage Homes Corporation

Meritage Homes is the fifth-largest public homebuilder in the United States, based on homes closed in 2022. The Company offers affordable, energy-efficient entry-level and first move-up homes. Operations span across Arizona, California, Colorado, Texas, Florida, Georgia, North Carolina, South Carolina and Tennessee.

Meritage Homes has delivered over 165,000 homes in its 37-year history, and has a reputation for its distinctive style, quality construction, and award-winning customer experience. The Company is an industry leader in energy-efficient homebuilding, a nine-time recipient of the U.S. Environmental Protection Agency’s ("EPA") ENERGY STAR® Partner of the Year for Sustained Excellence Award since 2013 for innovation and industry leadership in energy-efficient homebuilding, and the recipient of the EPA's 2022 Market Leader Award for Certified Homes as well as the EPA's 2022 Indoor airPLUS Leader Award.

For more information, visit www.meritagehomes.com.

Contacts: Emily Tadano, VP Investor Relations and ESG
(480) 515-8979 (office)
investors@meritagehomes.com